SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 12, 2003

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of August 1, 2003 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2003-QS15)

                        Residential Accredit Loans, Inc.
             (Exact name of registrant as specified in its charter)

         DELAWARE                  333-101791                 51-0368240
 (State or other jurisdiction     (Commission)             (I.R.S. employer
     of incorporation)            file number)            identification no.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code (952) 857-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 2



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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                       Sequentially
Exhibit                                                  Numbered
Number                                                 Exhibit Page

10.1 Amendment Number 1, dated as of September 12, 2003, to the Series Supplement, dated as of August 1, 2003, and the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2003, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.


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                                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     RESIDENTIAL ACCREDIT LOANS, INC.


                                     By:     /s/ Joseph Orning
                                     Name:   Joseph Orning
                                     Title:  Vice President


Dated:  August 28, 2003

Exhibit 10.1

     Amendment Number 1, dated as of September 12, 2003, to the Series Supplement, dated as of August 1, 2003, and the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2003, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.